UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-07377

Morgan Stanley Insight Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York		10036
(Address of principal executive offices)		(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	November 30,

Date of reporting period:	February 28, 2019

Item 1.  Schedule of Investments.

The Registrant’s schedule of investments as of the close of the reporting period prepared pursuant to Rule 12-12 of Regulation S-X is as follows:

Morgan Stanley Insight Fund

Portfolio of Investments • February 28, 2019 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (91.5%)
	Biotechnology (1.0%)
64,853	Alnylam Pharmaceuticals, Inc. (a)	$5,512,505
7,643	Bluebird Bio, Inc. (a)	1,186,347
49,412	Editas Medicine, Inc. (a)	1,019,370
64,925	Intellia Therapeutics, Inc. (a)	988,808
108,720	Intrexon Corp. (a)	866,498
173,369	Moderna, Inc. (a)(b)	3,918,139
		13,491,667
	Entertainment (7.9%)
121,197	Netflix, Inc. (a)	43,400,646
424,360	Spotify Technology SA (a)	59,469,810
		102,870,456
	Health Care Equipment & Supplies (9.9%)
286,190	DexCom, Inc. (a)	39,874,853
112,245	Intuitive Surgical, Inc. (a)	61,466,484
123,455	LivaNova PLC (a)	11,506,006
116,298	Penumbra, Inc. (a)	15,545,554
		128,392,897
	Health Care Providers & Services (7.7%)
638,602	Covetrus, Inc. (a)	22,849,180
421,489	Guardant Health, Inc. (a)	28,088,027
610,076	HealthEquity, Inc. (a)	49,098,916
		100,036,123
	Health Care Technology (6.5%)
10,234	Agilon Health Topco, Inc. (a)(c)(d)(e) (acquisition cost - $3,870,089; acquired 11/07/18)	3,870,089
336,007	Inspire Medical Systems, Inc. (a)	20,832,435
512,218	Veeva Systems, Inc., Class A (a)	60,395,624
		85,098,148
	Information Technology Services (20.4%)
24,006	Adyen N.V. (a)	18,021,702
626,457	MongoDB, Inc. (a)	63,622,973
530,461	Okta, Inc. (a)	45,025,530
242,171	Shopify, Inc., Class A (a)	45,806,645
575,870	Square, Inc., Class A (a)	46,783,679
384,332	Twilio, Inc., Class A (a)	46,769,361
		266,029,890
	Interactive Media & Services (3.8%)
1,604,004	Twitter, Inc. (a)	49,371,243

	Internet & Direct Marketing Retail (12.3%)
58,176	Amazon.com, Inc. (a)	95,398,750
832,148	Farfetch Ltd., Class A (a)	20,387,626
52,349	MercadoLibre, Inc. (a)	24,017,198
1,029,492	Overstock.com, Inc. (a)(b)	20,394,236
		160,197,810
	Life Sciences Tools & Services (5.3%)
204,382	Illumina, Inc. (a)	63,924,558
197,021	NanoString Technologies, Inc. (a)	5,018,125
		68,942,683
	Pharmaceuticals (0.1%)
15,972	Nektar Therapeutics (a)	647,505

	Software (16.6%)
652,139	Coupa Software, Inc. (a)	61,424,972
202,703	Elastic N.V. (a)(b)	18,356,784

189,594	ServiceNow, Inc. (a)	45,396,387
1,189,110	Smartsheet, Inc., Class A (a)	45,471,566
229,650	Workday, Inc., Class A (a)	45,454,625
		216,104,334
	Total Common Stocks (Cost $957,751,345)	1,191,182,756

	Preferred Stocks (1.9%)
	Electronic Equipment, Instruments & Components (0.2%)
82,075	Magic Leap, Series C (a)(c)(d)(e) (acquisition cost - $1,890,434; acquired 12/22/15)	2,216,025

	Internet & Direct Marketing Retail (0.8%)
58,155	Airbnb, Inc., Series D (a)(c)(d)(e) (acquisition cost - $2,367,666; acquired 04/16/14)	7,022,216
77,181	Uber Technologies, Series G (a)(c)(d)(e) (acquisition cost - $3,764,289; acquired 12/03/15)	3,560,360
		10,582,576
	Life Sciences Tools & Services (0.9%)
901,243	10X Genomics, Inc., Series B (a)(c)(d)(e) (acquisition cost - $2,947,065; acquired 12/19/14)	11,283,562

	Software (0.0%)
197,427	Lookout, Inc., Series F (a)(c)(d)(e) (acquisition cost - $2,255,228; acquired 06/17/14)	481,722
	Total Preferred Stocks (Cost $13,224,682)	24,563,885

NUMBER OF SHARES (000)
	Short-Term Investments (10.2%)
	Securities held as Collateral on Loaned Securities (3.5%)
	Investment Company (2.8%)
35,881	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class (f)	35,880,904

PRINCIPAL AMOUNT (000)		VALUE
	Repurchase Agreements (0.7%)
$1,107	Barclays Capital, Inc. (2.55%, dated 02/28/19, due 03/01/19; proceeds $1,107,514; fully collateralized by a U.S. Government obligation; 3.63% due 02/15/44; valued at $1,129,597)	1,107,435
4,208	HSBC Securities USA, Inc. (2.55%, dated 02/28/19, due 03/01/19; proceeds $4,208,552; fully collateralized by a U.S. Government obligation; 0.00% due 11/15/19; valued at $4,292,419)	4,208,254
3,322	Merrill Lynch & Co., Inc. (2.57%, dated 02/28/19, due 03/01/19; proceeds $3,322,543; fully collateralized by a U.S. Government obligation; 2.75% due 11/15/42; valued at $3,388,759)	3,322,306
		8,637,995
	Total Securities held as Collateral on Loaned Securities (Cost $44,518,899)	44,518,899

NUMBER OF SHARES (000)
	Investment Company (6.7%)
87,187	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class (f) (Cost $87,187,250)	87,187,250
	Total Short-Term Investments (Cost $131,706,149)	131,706,149

Total Investments Excluding Purchased Options (Cost $1,102,682,177)	103.6%	1,347,452,790

Total Purchased Options Outstanding (Cost $2,619,792)	0.0%	603,727

Total Investments (Cost $1,105,301,968) (g)(h)	103.6%	1,348,056,517
Liabilities in Excess of Other Assets	(3.6)	(46,645,678)
Net Assets	100.0%	$1,301,410,839

(a)	Non-income producing security.
(b)

All or a portion of this security was on loan. The value of loaned securities and related collateral outstanding at February 28, 2019, were $42,669,160 and $45,572,410, respectively. The Fund received cash collateral of approximately $44,775,090, of which approximately $44,518,899 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class as reported in the Portfolio of Investments.  At February 28, 2019, there was uninvested cash collateral of $256,191, which is not reflected in the Portfolio of Investments.  The remaining collateral of approximately $797,320 was received in the form of U.S. Government obligations, which the Fund cannot sell or re-pledge and accordingly are not reflected in the Portfolio of Investments. The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

(c)

At February 28, 2019, the Fund held fair valued securities valued at $28,433,974, representing 2.2% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees.

(d)	Illiquid security.
(e)

Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules (“restricted security”). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at February 28, 2019 amounts to $28,433,974 and represents 2.2% of net assets.

(f)

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - (the “Liquidity Funds”), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the three months ended February 28, 2019, advisory fees paid were reduced by $22,648 relating to the Fund’s investment in the Liquidity Funds.

(g)

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the three months ended February 28, 2019, the Fund did not engage in any cross-trade transactions.

(h)

At February 28, 2019, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $276,721,037 and the aggregate gross unrealized depreciation is $33,966,488, resulting in net unrealized appreciation of $242,754,549

Call Options Purchased:

The Fund had the following call options purchased open at February 28, 2019:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value	Premiums Paid	Unrealized Depreciation
Royal Bank of Scotland	USD/CNH	CNH	1.00	Jan-20	189,470,483	189,470	$471,213	$969,925	$(498,712)
Royal Bank of Scotland	USD/CNH	CNH	7.78	Jul-19	149,520,469	149,520	33,642	728,526	(694,884)
Royal Bank of Scotland	USD/CNH	CNH	8.00	Oct-19	156,690,646	156,691	98,872	921,341	(822,469)
							$603,727	$2,619,792	$(2,016,065)

Currency Abbreviations:

CNH	Chinese Yuan Renminbi Offshore.

USD	United States Dollar.

Summary of Investments

INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Information Technology Services	$266,029,890		20.4%
Software	216,586,056		16.6
Internet & Direct Marketing Retail	170,780,386		13.1
Health Care Equipment & Supplies	128,392,897		9.8
Entertainment	102,870,456		7.9
Health Care Providers & Services	100,036,123		7.7
Investment Company	87,187,250		6.7
Health Care Technology	85,098,148		6.5
Life Sciences Tools & Services	80,226,245		6.2
Interactive Media & Services	49,371,243		3.8
Biotechnology	13,491,667		1.0
Electronic Equipment, Instruments & Components	2,216,025		0.2
Pharmaceuticals	647,505		0.1
Purchased Options	603,727		0.0 +
	$1,303,537,618	++	100.0%

+	Amount is less than 0.05%.
++	Does not reflect the value of securities held as collateral on loaned securities.

Morgan Stanley Insight Fund

Notes to Portfolio of Investments • February 28, 2019 (unaudited)

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820) - Disclosures Framework - Changes to Disclosure Requirements of Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

Valuation of Investments - (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter (“OTC”) market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”), a wholly-owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Trustees (the “Trustees”). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the New York Stock Exchange (“NYSE”). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) listed options are valued at the last reported sales price on the exchange on which they are listed  (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (6) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trustees. The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price) prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; and (7)

investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund’s Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund’s Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Fair Valuation Measurements

FASB Accounting Standards CodificationTM (“ASC”) 820, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

• Level 1 — unadjusted quoted prices in active markets for identical investments

• Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments.  Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund’s investments as of February 28, 2019:

Investment Type	Level 1 Unadjusted quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Assets:
Common Stocks
Biotechnology	$13,491,667	$—	$—	$13,491,667
Entertainment	102,870,456	—	—	102,870,456
Health Care Equipment & Supplies	128,392,897	—	—	128,392,897
Health Care Providers & Services	100,036,123	—	—	100,036,123
Health Care Technology	81,228,059	—	3,870,089	85,098,148
Information Technology Services	266,029,890	—	—	266,029,890
Interactive Media & Services	49,371,243	—	—	49,371,243
Internet & Direct Marketing Retail	160,197,810	—	—	160,197,810
Life Sciences Tools & Services	68,942,683	—	—	68,942,683
Pharmaceuticals	647,505	—	—	647,505
Software	216,104,334	—	—	216,104,334
Total Common Stocks	1,187,312,667	—	3,870,089	1,191,182,756
Preferred Stocks
Electronic Equipment, Instruments & Components	—	—	2,216,025	2,216,025
Internet & Direct Marketing Retail	—	—	10,582,576	10,582,576
Life Sciences Tools & Services	—	—	11,283,562	11,283,562
Software	—	—	481,722	481,722
Total Preferred Stocks	—	—	24,563,885	24,563,885
Call Options Purchased	—	603,727	—	603,727
Short-Term Investments
Investment Company	123,068,154	—	—	123,068,154
Repurchase Agreements	—	8,637,995	—	8,637,995
Total Short-Term Investments	123,068,154	8,637,995	—	131,706,149
Total Assets	$1,310,380,821	$9,241,722	$28,433,974	$1,348,056,517

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock	Preferred Stocks
Beginning Balance	$3,870,089	$22,014,195
Purchases	—	—
Sales	—	—
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Corporate actions	—	—
Change in unrealized appreciation (depreciation)	—	2,549,690
Realized gains (losses)	—	—
Ending Balance	$3,870,089	$24,563,885

Net change in unrealized appreciation (depreciation) from investments still held as of February 28, 2019	$—	$2,549,690

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of February 28, 2019. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance:

	Fair Value at February 28, 2019	Valuation Technique	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input +

Common Stock	$3,870,089	Market Transaction Method	Precedent Transaction	$378.16	Increase

Preferred Stocks	$24,563,885	Market Transaction Method	Precedent Transactions	$12.73 - $48.77 / $22.11	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	14.0% - 27.0% / 17.44%	Decrease
			Perpetual Growth Rate	3.0% - 4.0% / 3.50%	Increase
		Market Comparable Companies	Enterprise Value/Revenue	1.1x - 11.6x / 5.94x	Increase
			Discount for Lack of Marketability	9.0% - 20.0% / 16.98%	Decrease
		Comparable Transactions	Enterprise Value/Revenue	2.2x - 22.5x / 5.7x	Increase

+ Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Item 2.  Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.  Exhibits.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Insight Fund

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
April 18, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
April 18, 2019

/s/ Francis Smith
Francis Smith
Principal Financial Officer
April 18, 2019